United States
Securities and Exchange Commission
Washington, D. C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.__)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
SYNALLOY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Synalloy Announces Notice Of Change In Location
Of The Annual Meeting To A Virtual-Only Meeting Format
VOTE on the BLUE Proxy Card Today for Synalloy’s Highly Qualified Candidates
Synalloy Urges Shareholders to Revoke Votes on Privet’s and UPG’s WHITE Card by Voting Synalloy’s BLUE Card
RICHMOND, VA (BUSINESS WIRE) - JUNE 19, 2020 - Synalloy (Nasdaq: SYNL) (“Synalloy” or the “Company”), today issued a letter to shareholders to notify them that the location and format of the upcoming 2020 Annual Meeting of Shareholders (the “Annual Meeting”) has changed.
Dear Fellow Shareholders:
Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our employees, shareholders, and the community, and in accordance with state guidance and related orders, Synalloy hereby gives notice of its decision to change the location and format of the Annual Meeting to a virtual-only meeting. We expect to resume in-person or hybrid annual meetings beginning with our 2021 Annual Meeting of Shareholders, assuming normal circumstances.
The Company will hold the Annual Meeting in this virtual-only format as scheduled on Tuesday, June 30, 2020 at 9:00 a.m., Eastern Time. The items of business are the same as those set forth in the Notice of Annual Meeting of Shareholders dated April 14, 2020.
Shareholders as of the close of business on May 19, 2020 (the “Record Date”) or their legal proxy holders may participate in and vote at the Annual Meeting.
You must register in advance to attend the Annual Meeting. Requests for registration to attend the Annual Meeting must be received no later than 9:00 a.m., Eastern Time, on June 29, 2020. Shareholders may make such request to register by following the instructions below.
Whether or not you plan to attend the Annual Meeting, you are encouraged to vote in advance of the Annual Meeting and return your votes by Internet, by telephone or by mail, and we encourage you to vote as early as possible to avoid any processing delays. If you have already voted, you do not need to vote by ballot at the Annual Meeting unless you intend to change your vote.
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record as of the close of business on the Record Date.
The below registration process provides the means of remote communication through which you may attend and vote at the Annual Meeting.
Registering to Attend the Virtual Meeting as a Shareholder of Record
If you were a shareholder of record as of the Record Date and your shares were registered directly in your name with the Company’s transfer agent, then you may register to attend the Annual Meeting by emailing Proof of Ownership (as defined below) to SYNLRegister@Proxy-Agent.com. Proof of Ownership may

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include a copy of your proxy card received either from the Company or from Privet Fund Management LLC (“Privet”) and UPG Enterprises LLC (‘UPG”) or a statement showing your ownership as of the Record Date (“Proof of Ownership”). After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. You must register to attend the Annual Meeting no later than 9:00 a.m., Eastern Time, on June 29, 2020.
Registering to Attend the Virtual Meeting as a Beneficial Owner
If you were not a record holder, but were a beneficial owner and your shares were held by a broker, bank, financial institution or other nominee or intermediary in “street name” as of the Record Date, then you may register to attend the Annual Meeting by emailing SYNLRegister@Proxy-Agent.com and attaching evidence that you beneficially owned Synalloy shares as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee or intermediary, an account statement, or a letter or legal proxy from such custodian. After registering and upon verification of your ownership, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. You must register to attend the Annual Meeting no later than 9:00 a.m. Eastern Time, on June 29, 2020.
Voting at the Virtual Meeting as a Shareholder of Record
If you were a record holder as of the Record Date and you have registered to attend the virtual Annual Meeting, then you may click on the Shareholder Ballot link on the virtual Annual Meeting site, complete the electronic ballot, and click ‘Sign and Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the virtual Annual Meeting.
Shareholders of record are reminded that they can vote their shares prior to the virtual Annual Meeting over the Internet, by phone, by marking the BLUE proxy card, signing and dating it, and returning it in the postage-paid envelope previously provided or in another envelope to the address listed on the proxy.
Voting at the Virtual Meeting as a Beneficial Owner
If you were not a record holder, but were a beneficial owner and your shares were held by a broker, bank, financial institution or other nominee or intermediary in “street name” as of the Record Date and intend to vote at the virtual Annual Meeting, then you must request a legal proxy from your broker, bank, financial institution or other nominee or intermediary, and save it as a PDF, or image file format, in order to upload a copy with your electronic ballot during the virtual Annual Meeting. The Company is not involved in the provision of legal proxies from brokers to beneficial shareholders. If you either do not request a legal proxy prior to the Annual Meeting or your broker fails to provide you a legal proxy, then you will not be able to change your previously submitted vote at the Annual Meeting or vote for the first time at the Annual Meeting.
Beneficial owners who have registered to attend the virtual Annual Meeting and intend to vote at the virtual Annual Meeting may click on the Shareholder Ballot link on the virtual Annual Meeting site, complete the electronic ballot, upload their legal proxy or other evidence of authority to vote, and click ‘Sign and Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the virtual Annual Meeting.
The voting instruction form you received in connection with the Annual Meeting is not a legal proxy. If you do request a legal proxy from your broker, bank, financial institution or other nominee or intermediary, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank, financial institution

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or other nominee or intermediary to vote on your behalf. Consequently, you will only be able to vote by ballot at the Annual Meeting.
Beneficial owners are reminded that they can vote their shares prior to the virtual Annual Meeting over the Internet or by telephone by following the voting procedures described on the BLUE voting instruction form or by completing their BLUE voting instruction form, signing and dating it, and returning it in the postage-paid envelope previously provided.
Attending the Virtual Meeting
After registering to attend the virtual Annual Meeting, you will receive an email prior to the meeting with a link and instructions for entering the virtual Annual Meeting. Questions submitted during the Annual Meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting will be included in the Rules of Procedure document that will be available on the virtual Annual Meeting site during the live webcast of the Annual Meeting.
The virtual meeting site is fully supported on Internet browsers and devices (e.g., desktops, laptops, tablets and smart phones) running the most updated version of applicable software and plugins. Each participant should ensure strong WiFi or other internet connection, and allow plenty of time to log in and ensure that he or she can hear streaming audio prior to the start of the Annual Meeting.
Your Board of Directors unanimously recommends that you cumulate your votes on the BLUE proxy card “FOR” Craig Bram, Susan Gayner, Henry Guy, Jeff Kaczka and Amy Michtich in Proposal 1, and “FOR” Proposals 2 and 3. Your vote is important no matter how many or how few shares you may own. To ensure that your shares are represented at the Annual Meeting, please vote today by Internet, by telephone or by mail. The BLUE proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
Shareholders may continue to vote by Internet, by telephone or by mail. Shareholders of record as of May 19, 2020, or proxy holders for such shareholders, may vote their shares on the BLUE proxy card by (1) accessing www.proxyvoting.com/SYNL (2) calling 1-(800)-213-6370 in the U.S., U.S. territories and Canada; or (3) marking the BLUE proxy card, signing and dating it, and returning it in the postage-paid envelope previously provided or in another envelope to the address listed on the proxy card. Beneficial owners may enter their voting instructions over the Internet or by telephone by following the voting procedures described on the BLUE voting instruction form or by completing their BLUE voting instruction form, signing and dating it, and returning it in the postage-paid envelope previously provided. Shareholders may submit votes or voting instructions by Internet or by telephone until 11:59 p.m., Eastern Time, on June 29, 2020. Proxy cards and voting instruction forms submitted by mail must be received in sufficient time before the polls are closed at the Annual Meeting.
By Order of the Board of Directors,
Sally M. Cunningham
Secretary
June 19, 2020

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The Board urges you to carefully consider the information contained in the Company’s proxy materials in connection with the 2020 Annual Meeting of Shareholders and cast your vote on the BLUE proxy card.

•	DO NOT return the white proxy card sent to you by the Dissident Group

•	DO NOT vote by responding to the email solicitations sent to you by the Dissident Group

Should you have any questions, please contact the Company’s proxy solicitor Morrow Sodali LLC:

About Synalloy Corporation
Synalloy Corporation (Nasdaq: SYNL) is a growth oriented company that engages in a number of diverse business activities including the production of stainless steel pipe and tube, galvanized pipe and tube, fiberglass and steel storage tanks, specialty chemicals and the master distribution of seamless carbon pipe and tubing. For more information about Synalloy Corporation, please visit our website at www.synalloy.com.

Forward-Looking Statements
This press release may include “forward-looking statements” within the meaning of the federal securities laws. All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intend,” “expect,” “believe,” “should,” “anticipate,” “hope,” “optimistic,” “plan,” “outlook,” “should,” “could,” “may” and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw materials availability; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; customer delays or difficulties in the production of products; new fracking regulations; a prolonged decrease in nickel and oil prices; unforeseen delays in completing the integrations of acquisitions; risks associated with mergers, acquisitions, dispositions and other expansion activities; financial stability of our customers;

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environmental issues; negative or unexpected results from tax law changes, unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk; inability to comply with covenants and ratios required by our debt financing arrangements; ability to weather an economic downturn; loss of consumer or investor confidence, risks relating to the impact and spread of COVID-19 and other risks detailed from time-to-time in the Company’s Securities and Exchange Commission (“SEC”) filings. The Company assumes no obligation to update the information included in this release.

Important Other Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2020 Annual Meeting of Shareholders. The Company has filed a definitive proxy statement and BLUE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2020 Annual Meeting of Shareholders. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at www.synalloy.com.

Media Contact
Phil Denning, ICR
(646) 277-1258
Phil.Denning@icrinc.com

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